UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Cyteir Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40499	45-5429901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Ave, Building B, Suite 450
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-4140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CYT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 30, 2023, Cyteir Therapeutics, Inc. (“Cyteir” or the "Company") announced the discontinuation of CYT-0851, its investigational monocarboxylate transporter inhibitor, and the planned liquidation and dissolution of the Company. The Company intends to call a special meeting of the shareholders to seek approval of a plan of complete liquidation and dissolution (the “Plan of Dissolution”) and will file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”) as soon as practical.

A copy of the press release we issued on June 30, 2023 announcing the discontinuation of CYT-0851 and the planned liquidation and dissolution is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed Plan of Dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PLAN OF DISSOLUTION AND RELATED MATTERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CYTEIR THERAPEUTICS, INC. PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors & Media” section of Cyteir’s website at www.cyteir.com.

Participants in the Solicitation

Cyteir and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan of Dissolution and related matters, and any other matters to be voted on at the special meeting of shareholders. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the proxy statement (when available). Additional information regarding such directors and executive officers is included in Cyteir’s proxy statement on Schedule 14A, which was filed with the SEC on April 27, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Cyteir’s shareholders in connection with the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting will be set forth in the proxy statement (when available). These documents are available free of charge as described in the preceding section.

Forward Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements". Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “poised” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. For example, all statements Cyteir makes regarding the proposed dissolution pursuant to the Plan of Dissolution, holding a special shareholder meeting to approve the Plan of Dissolution and similar statements are forward-looking. All forward-looking statements are based on estimates and assumptions by Cyteir’s management that, although Cyteir believes to be reasonable, are inherently uncertain. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Cyteir expected. Such risks and uncertainties include, among others, the risks and uncertainties related to completion of the dissolution on the anticipated terms or at all. These statements are also subject to a number of material risks and uncertainties that are described in Cyteir’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2023 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2023, as updated by subsequent filings the Company may make with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Cyteir undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Cyteir Therapeutics, Inc. on June 30, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTEIR THERAPEUTICS, INC.

Date:	June 30, 2023	By:	/s/ David Gaiero
Name: David Gaiero Title: Chief Financial Officer and Treasurer